AAM Sawgrass U.S. Large Cap Quality Growth ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Communication Services - 11.2%
Alphabet, Inc. - Class A	415	$79,639
Electronic Arts, Inc.	250	38,122
Meta Platforms, Inc. - Class A	102	78,891
Netflix, Inc. (a)	31	35,941
		232,593

Consumer Discretionary - 10.7%
Amazon.com, Inc. (a)	553	129,463
AutoZone, Inc. (a)	12	45,220
McDonald's Corporation	95	28,507
TJX Companies, Inc.	163	20,298
		223,488

Consumer Staples - 3.2%
Costco Wholesale Corporation	22	20,672
Keurig Dr Pepper, Inc.	797	26,022
Kimberly-Clark Corp.	167	20,812
		67,506

Financials - 9.3%
Cboe Global Markets, Inc.	181	43,629
CME Group, Inc. (b)	122	33,950
Marsh & McLennan Companies, Inc.	156	31,075
Mastercard, Inc. - Class A	87	49,283
Progressive Corporation	77	18,637
S&P Global, Inc.	30	16,533
		193,107

Health Care - 12.0%
Amgen, Inc.	95	28,034
Danaher Corporation	151	29,771
Eli Lilly & Company	38	28,123
Exelixis, Inc. (a)	967	35,025
Johnson & Johnson	124	20,428
Thermo Fisher Scientific, Inc.	70	32,737
United Therapeutics Corporation (a)	131	35,986
Zoetis, Inc.	278	40,530
		250,634

Industrials - 8.5%
AMETEK, Inc.	277	51,203
Copart, Inc. (a)	678	30,734
HEICO Corporation	77	25,164
Paylocity Holding Corporation (a)(b)	202	37,346
Union Pacific Corporation (b)	149	33,073
		177,520

Information Technology - 44.7%(c)
Advanced Micro Devices, Inc. (a)	263	46,370
Apple, Inc.	508	105,446
Applied Materials, Inc. (b)	157	28,269
Arista Networks, Inc. (a)	366	45,099
Broadcom, Inc.	420	123,354
Cadence Design Systems, Inc. (a)	107	39,009
Cisco Systems, Inc.	543	36,967
Fortinet, Inc. (a)	536	53,546
Microsoft Corporation	330	176,055
NVIDIA Corporation	701	124,687
Salesforce, Inc.	216	55,799
ServiceNow, Inc. (a)	62	58,473
Workday, Inc. - Class A (a)	170	38,995
		932,069
TOTAL COMMON STOCKS (Cost $1,846,480)		2,076,917

SHORT-TERM INVESTMENTS - 6.9%		Value
Investments Purchased with Proceeds from Securities Lending - 6.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.48%(d)	135,909	135,909

Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.25%(d)	8,883	8,883
TOTAL SHORT-TERM INVESTMENTS (Cost $144,792)		144,792

TOTAL INVESTMENTS - 106.5% (Cost $1,991,272)		2,221,709
Liabilities in Excess of Other Assets - (6.5)%		(136,385)
TOTAL NET ASSETS - 100.0%		$2,085,324
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $130,724.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

AAM Sawgrass U.S. Large Cap Quality Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$2,076,917	–	–	$2,076,917
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	135,909
Money Market Funds	8,883	–	–	8,883
Total Investments	$2,085,800	–	–	$2,221,709

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $135,909 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.